SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GE Private Asset Management Funds

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[Letterhead of GE Private Asset Management]

16501 Ventura Blvd, Suite 201

Encino, California 91436-2007

818 263-0003, Fax: 818 788-3954

December [ ], 2005

Dear GE Contra Fund Shareholder:

The enclosed proxy statement for the GE Contra Fund contains important information about changes the Fund’s Board of Trustees recommends for the Fund. Please read the enclosed proxy materials, consider the information and vote on the proposals. We encourage you to complete and mail your proxy card promptly because the Special Meeting of Shareholders will be held on January 30, 2006. Every shareholder vote is important.

The Board of Trustees of the Trust has unanimously approved these recommendations and believes they are in the best interests of the Fund and its shareholders. The Trustees recommend that you vote in favor of each of the proposals in the proxy statement.

Thank you for your response and for your continued investment with GE Private Asset Management and in the GE Contra Fund.

Sincerely,

/s/ GURINDER S. AHLUWALIA
Gurinder S. Ahluwalia
President
GE Private Asset Management Funds

GE PRIVATE ASSET MANAGEMENT FUNDS

16501 Ventura Blvd, Suite 201,

Encino, California 91436-2007

(800) 238-0810

Notice of Special Meeting of Shareholders

of

GE Contra Fund, a Series of GE Private Asset Management Funds

To Be Held January 30, 2006

To the Shareholders of the GE Contra Fund:

A special meeting of shareholders of the GE Contra Fund (the “Fund”), the sole series of GE Private Asset Management Funds, a Delaware statutory trust (the “Trust”), will be held at the offices of the Trust, 16501 Ventura Blvd, Suite 201, Encino, California 91436-2007 on January 30, 2006, at 9:00 a.m., Pacific time (the “Meeting”). At the Meeting, shareholders will be asked to:

1. Vote upon the approval of a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and GE Private Asset Management, Inc. (“Adviser”), the current investment adviser to the Fund, under terms and conditions substantially identical to the previous agreement, as described in Proposal 1 of the attached proxy statement;

2. Vote upon the approval of a new Investment Sub-Advisory Agreement between Adviser and Credit Suisse Asset Management, LLC, the current investment sub-adviser to the Fund, under terms and conditions substantially identical to the previous agreement, as described in Proposal 2 of the attached proxy statement; and

3. Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

As described in greater detail in the attached proxy statement, the Proposals relate to the sale by General Electric Company (“GE”) of equity interests in Genworth Financial, Inc., the indirect parent company of Adviser, currently held by one of GE’s indirect subsidiaries. The sale may be deemed to have caused a change of control of Adviser, which in turn triggered the assignment and automatic termination of the Fund’s previous investment management agreement and previous investment sub-advisory agreement (the “Agreements”). Shareholders, therefore, are being asked to vote at the Meeting to approve Agreements substantially identical to the previous Agreements because the previous Agreements have terminated as a result of such a change of control.

Shareholders of record at the close of business on December 5, 2005 (the “Record Date”) will be entitled to receive this notice and to vote at the Meeting.

By Order of the Board of Trustees,

/s/ REGINA M. FINK
Regina M. Fink
Secretary

Your vote is important regardless of how many

shares you owned on the Record Date.

Please vote on the enclosed proxy form, date and sign it, and return it in the pre-addressed envelope provided. No postage is necessary if mailed in the United States. You also may authorize proxies to cast your vote by Internet or by telephone by following the instructions on the enclosed proxy card. In order to avoid the additional expense and disruption of further solicitation, we request your cooperation in voting promptly.

GE PRIVATE ASSET MANAGEMENT FUNDS

GE CONTRA FUND

FOR SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 30, 2006

PROXY STATEMENT

Proxies are being solicited by the Board of Trustees (the “Board”) of GE Private Asset Management Funds, a Delaware statutory trust (the “Trust”), for a special meeting of shareholders of the GE Contra Fund (the “Fund”), the only series of the Trust, to be held at 9:00 a.m. (Pacific time) on January 30, 2006, at 16501 Ventura Blvd, Suite 201, Encino, California 91436-2007, and at any and all adjournments and postponements thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement will be first mailed to shareholders on or about December [ ], 2005. Because the Fund is the only series of the Trust, all references to the “Fund” in this proxy statement include the “Trust.”

The Board has fixed the close of business on December 5, 2005 as the record date (the “Record Date”) for determining holders of the Fund’s shares entitled to notice of and to vote at the Meeting. Each shareholder will be entitled to one vote for each share held. At the close of business on the Record Date, the Fund had 405,704.624 shares outstanding.

Each share of the Fund is entitled to one vote on each Proposal and on any other matter that is properly presented at the Meeting. Each valid proxy that we receive will be voted in accordance with your instructions and, in the discretion of the proxy holders, on such other business as may properly come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR each Proposal. Shareholders who execute proxies may revoke them at any time before they are voted either by submitting a revocation in writing to the Trust, by executing and submitting subsequently dated proxies in writing to the Trust or by voting in person at the Meeting.

The presence, in person or by proxy, of shareholders entitled to cast one-third of the votes entitled to be cast at the Meeting will constitute a quorum for the conduct of business. Approval of each of Proposals 1 and 2 will require the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of the outstanding shares is represented, or (ii) shares representing more than 50% of the Fund’s outstanding shares. The shareholders may adjourn the Meeting to another date and time by the affirmative vote of a majority of votes cast on the matter, whether or not a quorum is present, and the meeting may be held on the new date and time up to 120 days from the Record Date with no other notice other than the announcement of the new date, time and place at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a proposal. They will vote against any such adjournment those proxies required to be voted against a proposal and will abstain from voting on adjournment those proxies that direct them to abstain from voting on a proposal. If the adjournment requires setting a new record date or the adjournment is for more than 120 days from the Record Date (in which case the Board will set a new record date), the Trust will give notice of the adjourned meeting to the shareholders. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

Proxies may also be authorized by mail or electronically by Internet or telephone. Each shareholder who provides voting instructions electronically will be able to validate that his, her or its voting instructions were received correctly and may change his, her or its voting instructions at anytime.

All shares represented at the meeting in person or by proxy, including abstentions and broker non-votes (where the beneficial owner has not provided voting instructions and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of a Proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that Proposal. With respect to Proposals 1 and 2, abstention and broker non-votes effectively result in a vote “against” such Proposals. The Board unanimously recommends that you vote in favor of each Proposal.

The cost of soliciting proxies will be borne by GE Private Asset Management, Inc. (“Adviser”), the investment adviser to the Fund. Adviser has hired Computershare Fund Services, at an anticipated cost of approximately $10,000, to solicit proxies from brokers, banks, other institutional holders and individual shareholders. In addition to solicitation by mail, some officers and employees of Adviser and its affiliates, without extra compensation, may conduct additional solicitations by telephone, facsimile and personal interviews.

As of the Record Date, GE Financial Trust Company, 3200 North Central Avenue, 6th Floor, Dept. 612, Phoenix, Arizona 85012, owned of record 100% of the outstanding shares of the Fund. GE Financial Trust Company may be deemed to control the Fund because its affiliate, Adviser, has complete investment discretion and voting authority with respect to the shares of the Fund held by its clients. Adviser has investment and voting discretion with respect to those shares, but is seeking voting instructions from the underlying beneficial owners of those shares (who are Adviser’s advisory clients) because of the conflict of interest Adviser has in voting for these proposals. Adviser will vote the shares according to the instructions it receives. Adviser will vote shares with respect to which it does not receive executed proxies from underlying beneficial owners in the same proportion as those shares for which it does receive executed proxies. This is known as “mirror voting” or “echo voting.”

As of the Record Date, and except through their official positions with Adviser, the officers and Trustees owned individually and collectively, less than 1% of the outstanding shares of the Fund.

PROPOSAL 1

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND

GE PRIVATE ASSET MANAGEMENT, INC.

Q:	Why are shareholders being asked to approve a new Investment Advisory Agreement?

Until the change of control discussed below, Adviser acted as the investment manager to the Fund pursuant to an amended and restated investment management agreement entered into between the Fund and Adviser, dated December 2, 2004 (the “Previous Investment Management Agreement”). As discussed below, Adviser currently acts as the investment adviser to the Fund pursuant to an interim investment advisor agreement, dated as of December [    ], 2005, between the Trust, on behalf of the Fund, and Adviser (the “Interim Investment Advisory Agreement”). Adviser is a wholly owned, indirect subsidiary of Genworth Financial, Inc. (“Genworth”), a publicly traded company.

Genworth was formed in connection with a corporate reorganization of certain insurance and related subsidiaries of General Electric Company (“GE”). Prior to Genworth’s initial public offering in May 2004, all of its equity interests were owned by GE Financial Assurance Holdings, Inc. (“GEFAHI”). GEFAHI is an indirect subsidiary of General Electric Capital Corporation, which in turn is an indirect subsidiary of GE. In March 2005 and September 2005, GE completed secondary public offerings of equity interests in Genworth held by GEFAHI, thereby reducing the amount of Genworth common stock beneficially owned by it. As of September 30, 2005, GE beneficially owned approximately 27% of the outstanding shares of common stock of Genworth. Because Adviser is a wholly-owned indirect subsidiary of Genworth, GE was deemed to own a controlling interest in Adviser by virtue of its ownership of more than 25% of the outstanding shares of voting stock of Genworth at such date. On December 1, 2005, Genworth and GEFAHI entered into an underwriting agreement with an underwriter (the “Underwriting Agreement”) to conduct a secondary public offering of equity interests in Genworth held by GEFAHI. Adviser and the Fund have concluded that the transactions contemplated by the Underwriting Agreement and the consequent transfer of beneficial interest and related voting power over the common stock occurred following the meeting of the Board on December 6, 2005 at which the Interim Investment Advisory Agreement was approved. Following completion of the transactions contemplated by the Underwriting Agreement, GE beneficially owned approximately 18% of Genworth’s outstanding common stock.

Even if completion of the transactions contemplated by the Underwriting Agreement was deemed to have occurred before the December 6, 2005 Board meeting, Adviser would be entitled to its costs of providing investment advisory services to the Fund (rather than the fee specified in the Interim Investment Advisory Agreement) for the period prior to the requested shareholder approval of the New Investment Advisory Agreement. Because Adviser is already voluntarily reimbursing expenses or waiving its fees otherwise payable by the Fund such that Adviser is not receiving more than its costs of providing investment advisory services, there would be no difference in the amounts paid to Adviser by the Fund irrespective of when the completion of the transactions described above are deemed to have occurred.

Because GE reduced its beneficial ownership in Adviser below 25% by causing the sale or disposition of shares of Genworth common stock held through its indirect subsidiary in the December 2005 transactions consummated pursuant to the Underwriting Agreement (the “Sales”), a change of control of Adviser was deemed to have occurred for purposes of the 1940 Act. Under the 1940 Act, a person who beneficially owns more than 25% of the voting securities of a company is presumed to control such company and a person who beneficially owns 25% or less of the voting securities of a company is presumed to not control such company. Thus, because GE caused GEFAHI to make Sales of shares of Genworth stock in an amount that reduced its beneficial ownership in Adviser below 25%, GE is presumed to no longer control Adviser under applicable 1940 Act definitions.

The change of control of Adviser constituted an “assignment,” as that term is defined in the 1940 Act, of the Previous Investment Management Agreement. As required by the 1940 Act, the Previous Investment Management Agreement provided for its automatic termination in the event of its assignment.

As a result of the Sales, the Fund does not have an investment advisory agreement in place for the Fund that has been approved by shareholders in accordance with the 1940 Act. Accordingly, the Board held a meeting in-person on December 6, 2005 for the purpose of considering a proposed form of new investment advisory agreement. In order for Adviser to continue as the Fund’s investment adviser before Fund shareholders vote to approve a new investment advisory agreement, at the December 6, 2005 meeting, the Board also approved the Interim Investment Advisory Agreement. This Interim Investment Advisory Agreement is substantially similar in all material respects to the proposed form of new investment advisory agreement between the Trust, on behalf of the Fund, and Adviser attached as Exhibit A, except that it includes certain provisions required by the 1940 Act rule relating to interim advisory agreements, such as a maximum term of 150 days, a provision that the Board or a majority of the Fund’s shareholders may terminate the Interim Investment Advisory Agreement at any time without penalty on ten days’ written notice, and a provision that any compensation earned by Adviser thereunder (after the voluntary reimbursement of expenses or waiver of fees by Adviser) will be held in an interest-bearing escrow account with the Fund’s custodian or a bank until shareholder approval of a new investment advisory agreement is obtained, in which case the amount in the escrow account, if any, together with any interest will be paid to Adviser. Because Adviser is already voluntarily reimbursing expenses or waiving its fees otherwise payable by the Fund such that Adviser is not receiving more than its costs of providing investment advisory services, it is not likely that any amounts will be paid into the escrow account since no advisory fees otherwise payable by the Fund are expected to be paid during the term of the Interim Investment Advisory Agreement. Any compensation to be paid to Adviser under the Interim Investment Advisory Agreement for services to be provided to the Fund is the same as the compensation that would have been paid to Adviser under the Previous Investment Management Agreement. If shareholders fail to approve the proposed form of new investment advisory agreement at the Meeting, the Board will consider appropriate alternatives for the Fund and its shareholders.

Shareholders of the Fund are being asked to approve a new investment advisory agreement between Adviser and the Trust, on behalf of the Fund, substantially in the form attached as Exhibit A (the “New Investment Advisory Agreement”). The New Investment Advisory Agreement contains terms and conditions (including with respect to fees and services) substantially identical to the Previous Investment Management Agreement. If approved by shareholders of the Fund, the New Investment Advisory Agreement would be entered into and take effect immediately upon its approval by the Fund’s shareholders.

The provisions of the New Investment Advisory Agreement and the Previous Investment Management Agreement are substantially identical except for the commencement and termination dates, references to the form of legal entity of the Trust, which was reorganized from a Maryland corporation into a Delaware statutory trust in September 2005, and certain immaterial changes in terminology and form. The intended effect of Proposal 1 is to permit the Fund to continue to operate under investment advisory arrangements substantially identical to those presently in effect.

Q:	What effect will this change have on fees or costs?

None. The fees and expenses payable by the Fund under the New Investment Advisory Agreement are the same as those payable under the Previous Investment Advisory Agreement.

Q:	What factors did the Board of Trustees consider in recommending shareholder approval of the New Investment Advisory Agreement?

At a meeting held in-person on December 6, 2005, the Board of Trustees, including the Trustees who are not “interested persons” as that term is defined in the 1940 Act (the “Independent Trustees”), discussed whether to approve the New Investment Advisory Agreement, subject to obtaining requisite approval by Fund shareholders. The Board also considered whether to recommend that shareholders approve the New Investment Advisory Agreement at a special meeting of shareholders. At the December 6 2005 meeting, the Board considered the possible effects of the Sales upon Adviser and the Fund and upon the ability of Adviser to provide services to the Fund.

Prior to the December 6, 2005 meeting, the renewal of the Previous Investment Management Agreement was last approved by the Board at an in-person meeting called for such purpose on December 2, 2004.

In determining whether to approve the New Investment Advisory Agreement, the Board took into account that the Previous Investment Management Agreement and the New Investment Advisory Agreement are substantially identical (including with respect to services and fees) except for the commencement and termination dates, references to the form of legal entity of the Trust and certain immaterial changes in terminology and form. The Board also considered the representations of officers of Adviser that no material adverse change was expected to occur due to the Sales. In addition to such considerations, the other material factors and the conclusions that formed the basis for the Board’s approval are summarized below.

Materials Reviewed

During the course of each year, the Independent Trustees receive a wide variety of materials relating to the nature, extent and quality of services provided by Adviser. The current Independent Trustees have served since August 2004 and, before considering approval of the New Investment Advisory Agreement, requested, through their independent legal counsel, from Adviser responses to a number of inquiries regarding: Adviser’s business, including compliance matters; personnel and operations; services to the Fund; fees to the Fund and their expenses and profitability; distribution of the Fund; portfolio transactions and brokerage; and the effects on Adviser’s services provided to the Fund following the initial public offering of Genworth and the secondary public offerings of Genworth completed by GE and the decreased beneficial ownership by GE resulting from such offerings. Adviser replied to these requests by written responses, by production of documents and by in person presentations at the Board meeting on December 6, 2005, which was called for the purpose of considering the approval of the New Investment Advisory Agreement.

Nature, Extent and Quality of Services Provided

Currently Adviser’s services to the Fund include an analysis of certain equity holdings, including both equity securities and mutual funds shares of its clients, and a determination of an equity benchmark. Adviser then instructs Credit Suisse Asset Management, LLC (“Sub-Adviser”) as to the level and nature of the downside protection that the Fund should deliver against this benchmark. Sub-Adviser uses quantitative and qualitative processes to select the Fund’s portfolio holdings. The Board examined the extent of the work and analysis performed by Adviser and the success of the Fund in fulfilling its objective, as discussed below. The Board considered Adviser’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs and compliance personnel; its efforts to keep the Trustees informed; and its attention to matters that may involve conflicts of interest with the Fund. The Board noted that the services provided by Adviser to the Fund under the Previous Investment Management Agreement will not change under the New Investment Advisory Agreement.

The Board considered that following the consummation of the Sales, the Fund’s existing portfolio management team and supporting investment professionals were expected to remain with Adviser and continue to manage the Fund consistent with the nature, extent and quality of services provided under the Previous Investment Management Agreement. In that regard, the Board noted that the current compensation arrangements of the Fund’s existing portfolio management team were not expected to be affected in any material respect by a change of control of Adviser resulting from the Sales. The Board also considered that Adviser previously operated as a separate company from GE prior to the acquisition of its parent company by GEFAHI, was maintained as a separate subsidiary while under the ownership of GEFAHI and that the nature, quality and extent of the services provided by Adviser to the Fund and the resources available to Adviser in providing such services had not been adversely affected in any material respect as a result of the initial public offering of Genworth in May 2004, or the secondary public offerings of equity interests in Genworth by GE completed in March 2005 and September 2005 and the decreased beneficial ownership by GE resulting from such offerings. On the basis of the foregoing, the Board concluded that the ability of Adviser to provide quality services to the Fund is not dependent on the continued control of Adviser by GE and that the deemed change of control that resulted from the Sales is not expected to impair the ability of the Fund to continue to operate under investment advisory arrangements substantially identical to those presently in effect.

Investment Results

The objective of the Fund is to provide protection against declines in the value of certain equity assets managed by Adviser for its private clients. The Fund fulfills this goal by including in its holdings options on stock indices as well as other instruments. Because of this hedging technique, the Fund is designed to increase in value when the equity benchmark declines and to decrease in value when the equity benchmark increases. Because of the Fund’s objective and design, no appropriate peer group has been identified for the Fund and an examination of Fund performance in isolation is inappropriate. The objective of the Fund and its design is not expected to change under the form of the New Investment Advisory Agreement. Therefore, the Board reviewed not only the performance results of the Fund, but also looked at the performance of equity and other indices and compared the performance results of Adviser advisory services which included Fund shareholders with the performance of Adviser advisory services which did not include allocations to the Fund. The portfolios of Fund shareholders were found to benefit from their investment in the Fund in that their portfolios may decrease less during declines in the broad stock market than will the accounts of Adviser clients who are not Fund shareholders.

Although such performance was achieved while Adviser advised the fund under the Previous Investment Management Agreement, the objective of the Fund and its design will be the same under the form of the New Investment Advisory Agreement and are not expected to be affected by the Sales. For these reasons, the Independent Trustees considered the services provided by Adviser to be acceptable and appropriate.

Advisory Fees and Total Expenses

In noting that the fees and expenses payable by the Fund under the New Investment Advisory Agreement will not change from the Previous Investment Management Agreement, the Board reviewed the advisory fees and total expenses of the Fund (as a percentage of average net assets) compared with the average fees and expenses of other mutual funds including those with similar objectives, as identified by management of the Fund. In light of the Fund’s objective and its role in the management of equity assets managed by Adviser for its private clients, however, the Board did not consider such comparative fee and expense information as being dispositive to its considerations. The Board reviewed Adviser’s Income Statements and Balance Sheets and a profitability analysis for prior periods under the Previous Investment Management Agreement. The Board acknowledged that Adviser had waived its advisory fee and reimbursed expenses to the Fund and, therefore, was not profitable to Adviser nor, at this time, did it present any opportunities for economies of scale. Since there will be no increase in the fees and expenses payable by the Fund under the New Investment Advisory Agreement, the Board considered that such conclusions as to lack of profitability to Adviser and absence of opportunities for economies of scale would have been the same if the New Investment Advisory Agreement were in effect for the periods considered. The Board noted that Adviser indirectly benefits from advising the Fund because the Fund is integral to other Adviser advisory services.

Conclusion

After requesting and reviewing such information as they deemed necessary, taking into account the role that the Fund plays in the management of equity assets managed by Adviser for its private clients, and considering that, except for the commencement and termination dates, references to the form of legal entity of the Trust and certain immaterial changes in terminology and form, the New Investment Advisory Agreement is substantially identical to and contains the same provisions as the Previous Investment Management Agreement, and that the deemed change of control that resulted from the Sales is not expected to impair in any material respect the ability of the Fund to continue to operate under investment advisory arrangements substantially identical to those presently in effect, the Board of Trustees, including all of the Independent Trustees and Trustees who are not parties to the New Investment Advisory Agreement, unanimously recommended such form of agreement for approval by the shareholders of the Fund at the special meeting of shareholders. The Board concluded that the approval of the New Investment Advisory Agreement will be in the best interests of the Fund and its shareholders, that the advisory fee will be reasonable, and that the Fund and its shareholders will receive reasonable value in return for those fees, and unanimously approved the New Investment Advisory Agreement, subject to obtaining requisite approval by Fund shareholders. In deciding to approve the New Investment Advisory Agreement, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. The Independent Trustees were advised by legal counsel, independent of Adviser, throughout the process, and the Independent Trustees met in private session with independent counsel, at which no representatives of Adviser were present, to discuss these matters.

Additional Information about Adviser and the New Investment Advisory Agreement

Prior to the Trust’s reorganization, shareholders of the Fund last approved the Previous Investment Management Agreement on August 24, 2004, which was submitted to shareholders for approval in connection with changes relating to Adviser’s treatment of the use of sub-advisers. In connection with the reorganization of the Trust from a Maryland corporation into a Delaware statutory trust, the predecessor entity of the Trust, as initial sole shareholder of the Trust, approved the Previous Investment Management Agreement on September 9, 2005.

The Previous Investment Management Agreement and the New Investment Advisory Agreement contain the same provisions except for the commencement and termination dates, references to the form of legal entity of the Trust and certain immaterial changes in terminology and form. For its services as investment manager to the Fund, the Fund pays Adviser a fee computed daily and paid monthly at the annual rate equal to 1.20% of the average daily net assets of the Fund. The advisory fees paid by the Fund to Adviser under the Previous Investment Management Agreement for the fiscal year ended September 30, 2005 was $105,600 before fees were paid to Sub-Adviser. For its services as sub-adviser to the Fund, Adviser currently pays Sub-Adviser a fee computed daily and paid monthly at the annual rate equal to 0.85% of the average daily net assets of the Fund. Under the New Investment Advisory Agreement, like the Previous Investment Advisory Agreement, the Fund pays registration and filing fees to the Securities and Exchange Commission and state regulatory authorities. The Fund pays all other expenses not assumed by Adviser, including the management fees, custody, transfer, and dividend disbursing expenses, legal and auditing costs, fees and expenses of Trustees who are not affiliated with Adviser, costs of printing prospectuses, statements of additional information and shareholder reports to existing shareholders, costs of maintenance of corporate existence, and interest charges, taxes, brokerage fees, and commissions.

If approved by shareholders of the Fund, the New Investment Advisory Agreement will take effect immediately upon such approval, and the New Investment Advisory Agreement, like the Previous Investment Management Agreement, would continue in effect for an initial two-year period, and from year to year thereafter, subject to termination, if such continuance is specifically approved at least annually (i) by a vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of the Trustees, and (ii) by a vote of a majority of the Trustees who are not parties to the New Investment Advisory Agreement or Interested Trustees of any such party, cast in person at a meeting called for the purpose of voting on such approval. The New Investment Advisory Agreement like the Previous Investment Management Agreement will terminate automatically upon its assignment and is terminable at any time without penalty on 60 days’ written notice by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund, or by Adviser upon 90 days’ written notice. The New Investment Advisory Agreement, like the Previous Investment Advisory Agreement, provides that Adviser shall not be liable thereunder for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the services provided by Adviser under the agreement except that nothing in the agreement will protect Adviser against liability for willful misfeasance, bad faith or gross negligence in the performance of its duties by reason of Adviser’s reckless disregard of its obligations and duties under the agreement. Notwithstanding any indemnification provision in the New Investment Advisory Agreement, the 1940 Act and the Investment Advisers Act of 1940 limit the circumstances under which an investment adviser may be indemnified. The terms of the New Investment Advisory Agreement like the Previous Investment Management Agreement permit Adviser to serve as investment manager to other persons, firms or corporations, including other investment companies.

The directors of Adviser are Gurinder S. Ahluwalia, Pamela S. Schutz and Enrique Vasquez. Mr. Ahluwalia is President and Chief Executive Officer of Adviser and President and an Interested Trustee of the Trust. Because of his position and compensation arrangements with Adviser, Mr. Ahluwalia may be deemed to have a substantial interest in the approval of the New Investment Advisory Agreement. To the extent Mr. Ahluwalia’s compensation is affected by Adviser’s financial results, his compensation may be affected as a result of any termination of the Interim Investment Advisory Agreement or failure to approve the New Investment Advisory Agreement by the Fund’s shareholders. Ms. Schutz is President, Retirement Income and Investments, Genworth Financial, Inc. Mr. Vasquez is President of Genworth Financial Securities Corp., a registered broker-dealer, and Genworth Financial Advisory Corp., a registered investment adviser. Thomas Rose, the Treasurer of the Fund, is Vice President and Chief Financial Officer of Adviser. Regina M. Fink, Vice President and Secretary of the Fund, is Vice President and Senior Counsel at Adviser. The address of all Adviser directors and officers is 16501 Ventura Blvd, Suite 201, Encino, California 91436-2007. Adviser is a wholly-owned subsidiary of Centurion Capital Group Inc., which is a wholly-owned subsidiary of Genworth. Centurion Capital Group Inc. is located at 16501 Ventura Blvd, Suite 201, Encino, California 91436-2007. Genworth is located at 6620 West Broad Street, Richmond, Virginia 23230. GE Financial Assurance Holdings, Inc. is located at 9201 State Line Road, Kansas City, Missouri 64114. GE Financial Assurance Holdings, Inc. is a subsidiary of GEI, Inc., which is located at 201 High Ridge Road, Stamford, Connecticut 06927. GEI, Inc. is a subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc. General Electric Capital Corporation and General Electric Capital Services, Inc. are located at 260 Long Ridge Road, Stamford, Connecticut 06927. General Electric Capital Services, Inc. is a subsidiary of General Electric Company, which is located at 3135 Easton Turnpike, Fairfield, Connecticut 06431. No commissions were paid by the Fund to GE-affiliated or Adviser-affiliated broker-dealers during its most recently completed fiscal year.

The Board of Trustees, including all of the Independent Trustees, unanimously recommend that shareholders vote FOR Proposal 1 to approve a new Investment Management Agreement between Trust, on behalf of the Fund, and Adviser.

PROPOSAL 2

APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

BETWEEN GE PRIVATE ASSET MANAGEMENT, INC. AND

CREDIT SUISSE ASSET MANAGEMENT, LLC

Q:	Why are shareholders being asked to approve a new Investment Sub-Advisory Agreement?

As investment manager to the Fund, Adviser was a party to the investment sub-advisory agreement that it has entered into with Sub-Adviser (the “Previous Investment Sub-Advisory Agreement”). The deemed change of control of Adviser which resulted from the Sales is not expected to have any effect on Sub-Adviser or on the services that Sub-Adviser is and has been providing to the Fund because Sub-Adviser is not directly or indirectly controlled by Genworth.

As is the case with the Previous Investment Management Agreement, the change of control of Adviser would constitute an “assignment” of the Previous Investment Sub-Advisory Agreement, as that term is defined in the 1940 Act, merely because Adviser is a party to it. As a result of the Sales, the Fund does not have an investment sub-advisory agreement in place for the Fund that has been approved by shareholders in accordance with the 1940 Act. Accordingly, the Board held a meeting in-person on December 6, 2005 for the purpose of considering a proposed form of new investment sub-advisory agreement. In order for Sub-Adviser to continue as the Fund’s investment sub-adviser before Fund shareholders vote to approve a new investment sub-advisory agreement, at the December 6, 2005 meeting, the Board also approved an interim investment sub-advisory agreement (“Interim Investment Sub-Advisory Agreement”) between Adviser and Sub-Adviser. This Interim Investment Sub-Advisory Agreement is substantially similar in all material respects to the proposed form of new investment sub-advisory agreement between Adviser and Sub-Adviser attached as Exhibit B, except that it includes certain provisions (such as a maximum term of 150 days) required by the 1940 Act rule relating to interim advisory agreements and assignments of advisory agreements in connection with which no monetary or other benefit is directly or indirectly received by the advisor or the sub-advisor. Because Sub-Adviser will not be directly or indirectly receiving monetary or other benefit in connection with the assignment and termination of the Previous Investment Sub-Advisory Agreement, the Interim Investment Sub-Advisory Agreement does not require that compensation earned by Sub-Adviser thereunder be held in an interest-bearing escrow account. Any compensation to be paid to Adviser under the Interim Investment Sub-Advisory Agreement for services to be provided to the Fund is the same as the compensation that would have been paid to Adviser under the Previous Investment Sub-Advisory Agreement. If shareholders fail to approve the form of proposed new investment sub-advisory agreement at the Meeting, the Board will consider appropriate alternatives for the Fund and its shareholders.

Shareholders of the Fund are being asked to approve a new investment sub-advisory agreement between Adviser and Sub-Adviser, substantially in the form attached as Exhibit B (the “New Investment Sub-Advisory Agreement”). The New Investment Sub-Advisory Agreement contains terms and conditions (including with respect to fees and services) substantially identical to the Previous Investment Sub-Advisory Agreement. If approved by shareholders of the Fund, the New Investment Sub-Advisory Agreement would be entered into and take effect immediately upon its approval by the Fund’s shareholders.

The provisions of the New Investment Sub-Advisory Agreement and the Previous Investment Sub-Advisory Agreement are substantially identical except for the commencement and termination dates, references to the form of legal entity of the Trust and certain immaterial changes in terminology and form. The intended effect of Proposal 2 is to permit the Fund to continue to operate under investment sub-advisory arrangements with the sub-advisor substantially identical to those presently in effect.

Q:	What effect will this change have on fees or costs?

None. The fees and expenses payable by Adviser to Sub-Adviser under the New Investment Sub-Advisory Agreement are the same as those payable under the Previous Investment Sub-Advisory Agreement.

Q:	What factors did the Board of Trustees consider in recommending shareholder approval of the New Investment Sub-Advisory Agreement?

At a meeting held in-person on December 6, 2005, the Board of Trustees, including the Independent Trustees, discussed whether to approve the New Investment Sub-Advisory Agreement, subject to obtaining requisite approval by Fund shareholders. The Board also considered whether to recommend that shareholders approve the New Investment Sub-Advisory Agreement at a special meeting of shareholders.

Prior to the December 6, 2005 meeting, the renewal of the Previous Investment Sub-Advisory Agreement was last approved by the Board at an in-person meeting called for such purpose at a December 2, 2004 meeting. In determining whether to approve the New Investment Sub-Advisory Agreement at the December 6, 2005 meeting, the Board took into account that the Previous Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement are substantially identical (including with respect to services and fees) except for the commencement and termination dates, references to the form of legal entity of the Trust and certain immaterial changes in terminology and form. The Board noted that the change of control of Adviser which resulted from the Sales is not expected to have any effect on Sub-Adviser or on the services that Sub-Adviser is and has been providing to the Fund because Sub-Adviser is not directly or indirectly controlled by Genworth. In addition to such considerations, the other material factors and the conclusions that formed the basis for the Board’s approval are summarized below.

Materials Reviewed

During the course of each year, the Independent Trustees receive a wide variety of materials relating to the nature, extent and quality of services provided by Sub-Adviser. The current Independent Trustees have served since August 2004 and, before considering approval of the New Investment Sub-Advisory Agreement, requested, through their independent legal counsel, from Sub-Adviser responses to a number of inquiries regarding: Sub-Adviser’s business, including compliance matters; personnel and operations; services to the Fund; fees paid to Sub-Adviser and its expenses and profitability; and portfolio transactions and brokerage.

Sub-Adviser replied to these requests by written responses, by production of documents and by in person presentations at the Board meeting on December 6, 2005, which was called for the purpose of considering the approval of the New Investment Sub-Advisory Agreement.

Nature, Extent and Quality of Services Provided

After Adviser performs an analysis of certain equity holdings, including both equity securities and mutual funds shares of its clients, and a determination of an equity benchmark, Adviser then instructs Sub-Adviser as to the level and nature of the downside protection that the Fund should deliver against this benchmark. Sub-Adviser uses quantitative and qualitative processes to select the Fund’s portfolio holdings. The Board examined the extent of the work and analysis performed by Sub-Adviser and the success of the Fund in fulfilling its objective, as discussed below. The Board noted that such services provided by Sub-Adviser to the Fund will not change from the Previous Investment Sub-Advisory Agreement. The Board also considered that the change of control of Adviser which resulted from the Sales is not expected to have any effect on that the nature, quality and extent of the services provided by Sub-Adviser to the Fund.

Investment Results

The objective of the Fund is to provide protection against declines in the value of certain equity assets managed by Adviser for its private clients. The Fund fulfills this goal by including in its holdings options on stock indices as well as other instruments. Because of this hedging technique, the Fund is designed to increase in value when the equity benchmark declines and to decrease in value when the equity benchmark increases. Because of the Fund’s objective and design, no appropriate peer group has been identified for the Fund and an examination of Fund performance in isolation is inappropriate. The objective of the Fund and its design is not expected to change under the form of the New Investment Sub-Advisory Agreement. Therefore, the Board reviewed not only the performance results of the Fund, but also looked at the performance of equity and other indices and compared the performance results of Adviser advisory services which included Fund shareholders with the performance of Adviser advisory services which did not include allocations to the Fund. The portfolios of Fund shareholders were found to benefit from their investment in the Fund in that their portfolios may decrease less during declines in the broad stock market than will the accounts of Adviser clients who are not Fund shareholders. Although such performance was achieved while Sub-Adviser sub-advised the fund under the Previous Investment Sub-Advisory Agreement, the objective of the Fund and its design will be the same under the form of the New Investment Sub-Advisory Agreement and are not expected to be affected in any respect by the Sales. For these reasons, the Independent Trustees considered the services provided by Sub-Adviser to be acceptable and appropriate.

Advisory Fees and Total Expenses

In noting that the fees and expenses payable to Sub-Adviser by Adviser under the New Investment Sub-Advisory Agreement will not change from the Previous Investment Sub-Advisory Agreement, the Board reviewed the advisory fees and total expenses of the Fund (as a percentage of average net assets) compared with the average fees and expenses of other mutual funds including those with similar objectives, as identified by management of the Fund. In light of the Fund’s objective and its role in the management of equity assets managed by Adviser for its private clients, however, the Board did not consider such comparative fee and expense information as being dispositive to its considerations. The Board reviewed the audited Consolidated Financial Statements of Sub-Adviser and requested and received a breakout of Sub-Adviser personnel time spent on the Fund. The Board acknowledged that Sub-Adviser is paid by Adviser based on a percentage of Fund assets and that the asset value of the Fund is relatively small, resulting in the potential for only minimal profitability, if any, for Sub-Adviser. Since there will be no increase in the fees and expenses payable to Sub-Adviser by Adviser under the New Investment Sub-Advisory Agreement, the Board considered that such conclusion as to the minimal profitability, if any, to Sub-Adviser would have been the same if the New Investment Sub-Advisory Agreement were in effect for the periods considered.

Conclusion

After requesting and reviewing such information as they deemed necessary, and taking into account the role that the Fund plays in the management of equity assets managed by Adviser for its private clients, and considering that, except for the commencement and termination dates, references to the form of legal entity of the Trust and certain immaterial changes in terminology and form, the New Investment Sub-Advisory Agreement is substantially identical to and contains the same provisions as the Previous Investment Sub-Advisory Agreement, and that a deemed change of control that resulted from the Sales is not expected to have any effect on Sub-Adviser or on the services that Sub-Adviser is and has been providing to the Fund, the Board of Trustees, including all of the Independent Trustees and Trustees who are not parties to the New Investment Sub-Advisory Agreement, unanimously recommended such form of agreement for approval by the shareholders of the Fund at the special meeting of shareholders. The Board concluded that the approval of the New Investment Sub-Advisory Agreement will be in the best interests of the Fund and its shareholders, that the advisory and sub-advisory fee will be reasonable, and that the Fund and its shareholders will receive reasonable value in return for those fees, and unanimously approved the New Investment Sub-Advisory Agreement, subject to obtaining requisite approval by Fund shareholders. In deciding to approve the New Investment Sub-Advisory Agreement, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. The Independent Trustees were advised by legal counsel, independent of Sub-Adviser, throughout the process, and the Independent Trustees met in private session with independent counsel, at which no representatives of Sub-Adviser were present, to discuss these matters.

Additional Information about Sub-Adviser and the New Investment Sub-Advisory Agreement

Prior to the Trust’s reorganization, shareholders of the Fund last approved the Previous Sub-Advisory Agreement on December 6, 2001, which was submitted to shareholders for approval in connection with the acquisition of the parent company of Adviser by GEFAHI. In connection with the reorganization of the Trust from a Maryland corporation into a Delaware statutory trust, the predecessor entity of the Trust, as initial sole shareholder of the Trust, approved the Previous Investment Sub-Advisory Agreement on September 9, 2005.

Sub-Adviser, located at 466 Lexington Avenue, New York, NY 10017, is the institutional and mutual fund asset management arm of Credit Suisse First Boston, an indirect wholly-owned subsidiary of Credit Suisse Group. Sub-Adviser is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. Together with its predecessor firms, Sub-Adviser has been engaged in the investment advisory business for over 60 years. As of September 30, 2005, Sub-Adviser and its global affiliates managed approximately $337 billion in assets.

The Previous Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement contain the same provisions except for the commencement and termination dates and references to the form of legal entity of the Trust. For its services as sub-adviser to the Fund, Adviser currently pays Sub-Adviser a fee computed daily and paid monthly at the annual rate equal to 0.85% of the average daily net assets of the Fund. The advisory fees paid by Adviser to Sub-Adviser under the Previous Investment Sub-Advisory Agreement for the fiscal year ended September 30, 2005 was approximately $74,800. Under the New Investment Sub-Advisory Agreement, Sub-Adviser is responsible for all expenses incurred by it and its staff in the performance of its duties (including the payment of salaries of all officers and employees who were employed by it), which does not include expenses of the Fund, such as brokerage fees and commissions.

If approved by shareholders of the Fund, the New Investment Sub-Advisory Agreement will take effect immediately upon such approval, and the New Investment Sub-Advisory Agreement, like the Previous Investment Sub-Advisory Agreement, would continue in effect for an initial two-year period, and from year to year thereafter, subject to termination, if such continuance is specifically approved at least annually (i) by a vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of the Trustees, and (ii) by a vote of a majority of the Trustees who are not parties to the New Investment Sub-Advisory Agreement or Interested Trustees of any such party, cast in person at a meeting called for the purpose of voting on such approval. The New Investment Sub-Advisory Agreement like the Previous Investment Sub-Advisory Agreement provides for termination at any time without penalty (i) by Adviser on 60 days’ written notice to Sub-Adviser and the Fund; (ii) at any time by vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund, upon notice to Adviser and Sub-Adviser; (iii) by Sub-Adviser at any time upon 60 days’ written notice to Adviser and the Fund; and (iv) will terminate automatically upon its assignment. The New Investment Sub-Advisory Agreement, like the Previous Investment Sub-Advisory Agreement, provides that Sub-Adviser shall not be liable for any errors of judgment or mistakes of law or for any loss suffered by Adviser or the Fund except that Sub-Adviser will be liable for a loss arising out of a breach of fiduciary duty by it with respect to the receipt of compensation for services; provided that nothing in the agreement will protect Sub-Adviser against liability to Adviser, or the Fund or the Fund shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties by reason of its reckless disregard of its duties under the agreement. Notwithstanding any indemnification provision in the New Investment Sub-Advisory Agreement, the 1940 Act and the Investment Advisers Act of 1940 limit the circumstances under which an investment adviser may be indemnified. The terms of the New Investment Sub-Advisory Agreement like the Previous Investment Sub-Advisory Agreement permit Sub-Adviser to serve as investment sub-adviser to other persons, firms or corporations, including other investment companies. No commissions were paid by the Fund to Sub-Adviser-affiliated broker-dealers during its most recently completed fiscal year.

The Board of Trustees, including all of the Independent Trustees, unanimously recommend that shareholders vote FOR Proposal 2 to approve a new Investment Sub-Advisory Agreement between Adviser and Sub-Adviser.

GENERAL INFORMATION

A.	Evaluation by the Board of Trustees

The Board of Trustees held a meeting in-person on December 6, 2005 to evaluate the above Proposals and their possible effects on the Fund. As described in more detail above under Proposals 1 and 2, the Board of Trustees carefully considered the merits and the advisability and benefits to shareholders of the forms of the New Investment Advisory Agreement and the New Investment Sub-Advisory Agreement.

The Board of Trustees was advised by its own independent legal counsel and considered the information that it determined was relevant to its deliberations. After careful consideration as more fully described above under Proposals 1 and 2, the Board of Trustees decided to unanimously approve the Proposals and directed that all of the Proposals be submitted to shareholders for their approval. In approving the Proposals, the Trustees determined that the Proposals would be beneficial to shareholders and in the best interest of the Trust.

The Board of Trustees unanimously recommends that shareholders vote FOR all of the Proposals.

B.	Other Matters to Come Before the Meeting

The Trust knows of no other matters that are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their discretion on such matters.

C.	Shareholder Proposals

The Meeting is a special meeting of shareholders. The Fund is not required to, nor does it intend to, hold regular meetings of its shareholders, unless required to do so by applicable law or otherwise necessary. If an annual or special meeting is called in the future, any shareholder who wishes to submit a proposal for consideration at the meeting must deliver notice of the proposal to the Trust a reasonable time before the Trust begins to print and mail its proxy materials.

D.	Other Information

GE Private Asset Management, Inc., located at 16501 Ventura Blvd, Suite 201, Encino, California 91436-2007, is the investment adviser to the Fund. Credit Suisse Asset Management, LLC, located at 466 Lexington Avenue, New York, New York 10017, currently is the sub-adviser to the Fund. State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02101, is the custodian of the Fund. Capital Brokerage Corporation, located at 6620 West Broad Street, Richmond, Virginia 23230, is the distributor of the shares of the Fund. Integrated Fund Services, Inc, located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, is the administrator of the Fund as well as the transfer agent for the shares of the Fund. Genworth is located at 6620 West Broad Street, Richmond, Virginia 23230. General Electric Company is located at 3135 Easton Turnpike, Fairfield, Connecticut 06431.

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You can find more information about the Fund’s investment policies in its Prospectus and Statement of Additional Information (SAI), which are available free of charge.

To request a free copy of the Prospectus or SAI, call us at (800) 238-0810. You can review and copy further information about the Fund, including the Prospectus or SAI, at the Securities and Exchange Commission’s (SEC’s) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room please call (202) 942-8090. Reports and other information about the Fund are available at the SEC’s Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009 or by e-mailing the SEC at publicinfo@sec.gov.

You can find further information about the Fund in its annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal period. To request a free copy of the most recent annual or semiannual report, please contact us at (800) 238-0810 or GE Contra Fund, 16501 Ventura Blvd, Suite 201, Encino, California 91436-2007.

Please complete, sign and return this proxy promptly. No postage is required if mailed in the United States. You also may authorize proxies to cast your vote by Internet or by telephone following the instructions on the enclosed proxy card.

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EXHIBIT A

GE CONTRA FUND

FORM OF INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT is made as of the __ day of ______, 200_, by and between GE Private Asset Management Funds, a Delaware statutory trust (the “Trust”), on behalf of its GE Contra Fund series (the “Fund”) and GE Private Asset Management, Inc., a California corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services:

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

Section 1. Investment Description: Appointment

The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the investment objectives, policies and limitations specified in the Trust’s Declaration of Trust dated September 8, 2005, as amended from time to time (the “Declaration”), in the prospectus (the “Prospectus”) and in the statement of additional information (the “Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Trust’s Registration Statement on Form N-1A, as amended from time to time and in the manner and to the extent as may from time to time be approved in the manner set forth in the Declaration. Copies of the Trust’s Prospectus, the Statement of Additional Information and the Declaration have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as the Fund’s investment advisor. The Adviser accepts the appointment and agrees to furnish the services described in Section 2 of this Agreement for the compensation set forth in Section 6 of this Agreement.

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Section 2. Services as Adviser; Appointment of Sub-advisers

Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will:

(a) act in conformity with the Declaration, the Investment Company Act, and the Advisers Act;

(b) manage the Fund’s assets in accordance with the Fund’s investment objective and policies as stated in the Prospectus and Statement of Additional Information;

(c) make investment decisions for the Fund;

(d) place purchase and sale orders for securities on behalf of the Fund;

(e) exercise voting rights in respect of portfolio securities and other investments for the Fund; and

(f) monitor and evaluate the services provided by the Fund’s investment sub-advisers(s) (the “Sub-adviser(s)”), if any, under the terms of the applicable investment sub-advisory agreement(s).

In providing these services, the Adviser will provide investment research and supervision of the Fund’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

Subject to the approval of the Trustees of the Trust and, if required by law, the Fund’s shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Fund and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. Notwithstanding the foregoing, the Adviser may in its sole discretion choose not to employ any sub-adviser(s), and may manage the Fund’s assets itself. In the event that a Sub-adviser’s engagement has been terminated, the Adviser likewise may, in its sole discretion, arrange for a successor sub-adviser on terms and conditions acceptable to the Fund and the Trust’s Board of Trustees, or the Adviser may manage the Fund’s assets itself.

Section 3. Brokerage

In executing transactions for the Fund and selecting brokers or dealers, the Sub-adviser(s) will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Sub-adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security or commodity interest, the price of the security or commodity interest, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In

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selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Sub-adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Sub-adviser or an affiliate exercises investment discretion.

Section 4. Information Provided to the Trust

The Adviser will keep the Trust informed of developments materially affecting the Fund and the Adviser will, on its own initiative, furnish the Trust from time to time whatever information the Adviser believes is appropriate for this purpose.

Section 5. Standard of Care

The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or to holders of the Fund’s shares of beneficial interest to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that Fund may have under those laws.

Section 6. Compensation

(a) In consideration of services rendered pursuant to this Agreement, the Fund will accrue daily and pay monthly a fee to the Adviser at the annual rate of 1.20% of the average daily net assets of the Fund.

(b) The fee for the period from the commencement of investment operations to the end of the month during which investment operations commence will be prorated according to the proportion that such period bears to the full monthly period, and will be payable that month. Upon any termination of the Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement.

(c) For the purpose of determining fees payable to the Adviser under this Agreement, the value of the Fund’s net assets will be computed in the manner described in the Trust’s current Prospectus and/or Statement of Additional Information.

Section 7. Costs and Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the payment of salaries of all officers and employees who are employed by it as well as the payment of the fees of the Sub-adviser(s). The Fund will bear its proportionate share of certain other expenses to be incurred in its operation, including:

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investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors, or employees of the Adviser or any of its affiliates; fees of any pricing service employed to value shares of the Fund; SEC fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and Statements of Additional Information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the Fund’s shareholders and of the officers or Trustees of the Trust; and any extraordinary expenses.

The Fund will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Fund is a party and of indemnifying officers and Trustees of the Trust with respect to such litigation and other expenses as determined by the Trustees.

Section 8. Services to Other Companies or Accounts

The Trust understands that the Adviser and the Sub-adviser(s) may act as investment advisers to fiduciary and other managed accounts, including other investment companies, and the Trust has no objection to the Adviser and Sub-adviser(s) so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser or Sub-adviser(s) have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each account or company. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Trust understands and acknowledges that persons employed by the Adviser to assist in the performance of the Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of any kind or nature.

Section 9. Term of Agreement

(a) This agreement will become effective as of _______, 200_ (“Effective Date”), and shall continue for an initial term of two years from the Effective Date. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust’s Board of Trustees or (ii) a vote of a “majority” of the Fund’s outstanding voting securities (as defined in the Investment Company Act), provided that in either event the continuance is also approved by a majority of Trustees who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b) This Agreement is terminable, without penalty, on 60 days’ written notice, by the Trust’s Trustees or by vote of holders of a majority of the Fund’s outstanding voting securities, or upon 90 days’ written notice, by the Adviser.

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(c) This Agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act or in rules adopted under the Investment Company Act).

Section 10. Miscellaneous

(a) The Trust recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies), and that such other corporations and trusts may include the name “GE” as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. The Trust agrees that, at the Adviser’s request, the Trust’s license to use “GE” will terminate and that the Trust will take all necessary action to change the name of the Trust to a name that does not include “GE.”

(b) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the Investment Company Act, the Advisers Act or rules or orders of the SEC.

(c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(e) Nothing herein shall be construed as constituting the Adviser as an agent of the Trust.

(f) This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

GE Private Asset Management Funds on behalf of GE Contra Fund

By:
Name:
Title:

GE Private Asset Management, Inc.

By:
Name:
Title:

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EXHIBIT B

GE CONTRA FUND

FORM OF INVESTMENT SUBADVISORY AGREEMENT

THIS INVESTMENT SUBADVISORY AGREEMENT is made as of the __ day of ______, 200_, by and between GE Private Asset Management, Inc., a California corporation (the “Adviser”), in respect of GE Private Asset Management Funds, a Delaware statutory trust (the “Trust”), and its GE Contra Trust series (the “Fund”), and Credit Suisse Asset Management, LLC, a Delaware limited liability company (“Sub-adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, each of the Adviser and Sub-adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Adviser desires to retain the Sub-adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Sub-adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.	Investment Description; Appointment.

(a) The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the investment objectives, policies and limitations specified in the Trust’s Declaration of Trust dated September 8, 2005, as amended from time to time (the “Declaration”), in the prospectus (the “Prospectus”) and in the statement of additional information (the “Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Trust’s Registration Statement on Form N-1A, as amended from time to time (the “Registration Statement”), and in such manner and to such extent as may from time to time be approved by the Trust’s Board of Trustees. Copies of the Prospectus, the Statement of Additional Information and the Declaration have been or will be submitted to the Sub-adviser.

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(b) The Adviser, with the approval of the Trust, hereby appoints the Sub-adviser to act as an investment Sub-adviser to the Fund for the periods and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to furnish the services set forth below for the compensation herein provided.

2.	Services as Sub-adviser.

(a) Subject to the supervision and written direction of the Adviser, the Sub-adviser will manage the Fund’s assets (“Assets”) in accordance with: (1) the Declaration, (2) the Investment Company Act, the Advisers Act, all applicable rules and regulations thereunder and all other applicable laws and regulations, (3) the Fund’s investment objective and policies as stated in the Prospectus and Statement of Additional Information, and (4) investment parameters provided in writing by the Adviser from time to time and procedures adopted by the Trust’s Trustees. In connection therewith, the Sub-adviser will:

(i) provide a continuous investment program for the Assets, including investment research and determining whether to purchase, retain or sell securities and other investments on behalf of the Fund. The Sub-adviser is hereby authorized to execute, or place orders for the execution of, all transactions on behalf of the Fund;

(ii) assist the Trust’s custodians and accounting agent in determining or confirming, consistent with the procedures and policies stated in the Prospectus and Statement of Additional Information, the value of any portfolio securities or other portfolio assets represented in the Fund for which the custodians and accounting agent seek assistance from or identify for review by the Sub-adviser;

(iii) monitor the execution of transactions and the settlement and clearance of the Fund’s securities transactions;

(iv) exercise voting rights in respect of the Fund’s portfolio securities; and

(v) provide reports to the Trust’s Trustees for consideration at quarterly meetings of the Board on the investment program for the Fund and the issuers and securities represented in the Fund, and furnish the Adviser and the Trust’s Trustees with such periodic and special reports as the Trust or the Adviser may reasonably request.

(b) In connection with the performance of the services of the Sub-adviser provided for herein, the Sub-adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-adviser shall remain responsible and liable for the performance of its duties hereunder.

3.	Execution of Transactions.

(a) The Sub-adviser agrees that it will execute transactions for the Fund only through brokers or dealers appearing on a list of brokers and dealers approved by the Adviser. The Sub-adviser may place orders with respect to the Fund with Mutual Management Corp. or its affiliates in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule

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11a2-2(T) thereunder, Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder and other applicable laws and regulations.

(b) In executing transactions for the Fund, selecting brokers or dealers and negotiating any brokerage commission rates, the Sub-adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Sub-adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate.

(c) In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to the extent that the execution and price offered by more than one broker or dealer are comparable the Sub-adviser may consider any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-adviser or to the Adviser for use on behalf of the Fund and/or other accounts over which the Sub-adviser or Adviser, or an affiliate of either, exercise investment discretion.

(d) The Sub-adviser will not effect orders for the purchase or sale of securities on behalf of the Fund through brokers or dealers as agents.

(e) In connection with the purchase and sale of securities for the Fund, the Sub-adviser will provide such information as may be reasonably necessary to enable the Trust’s custodians and administrator to perform their administrative and recordkeeping responsibilities with respect to the Fund.

4.	Information Provided to the Adviser and the Trust; Certain Representations of the Sub-adviser.

(a) The Sub-adviser agrees that it will make available to the Adviser and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund, including without limitation records relating to trading by employees of the Sub-adviser for their own accounts and on behalf of other clients, to assist the Adviser and the Trust in monitoring compliance with the Investment Company Act and the Advisers Act, as well as other applicable laws and guidelines. The Sub-adviser agrees to cooperate with the Trust and the Adviser and their respective representatives in connection with any such monitoring efforts. The Sub-adviser will furnish the Trust’s Trustees with respect to the Fund such periodic and special reports as the Adviser and the Trustees may reasonably request.

(b) The Sub-adviser agrees that it will immediately notify the Adviser and the Trust: (i) in the event that the Sub-adviser or any of its affiliates becomes subject to a statutory disqualification that prevents the Sub-adviser from serving as an investment Sub-adviser pursuant to this Agreement, or becomes or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; (ii) of a change in the Sub-adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement; (iii) of any reorganization or change in the Sub-adviser, including any change in its ownership or key employees; or (iv) upon having a reasonable basis for believing that, as a

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result of the Sub-adviser’s managing the Assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objectives, policies and restrictions as stated in the Prospectus or Statement of Additional Information or is otherwise in violation of applicable law.

(c) The Sub-adviser has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct and contain no material misstatement or omission; and it further agrees to notify the Adviser and the Trust immediately of any material fact known to the Sub-adviser respecting or relating to the Sub-adviser that is not contained in the Prospectus or Statement of Additional Information, or any amendment or supplement thereto, or any statement contained therein that becomes untrue in any material respect.

(d) The Sub-adviser represents and warrants that it is an investment adviser registered under the Advisers Act and other applicable laws and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-adviser has supplied the Adviser and the Trust copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply the Adviser and the Trust, promptly upon preparation thereof, copies of all amendments or restatements of such document. The Sub-adviser further represents that the statements contained in its Form ADV, as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statement therein not misleading. The Sub-adviser agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form and to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement. The Sub-adviser acknowledges that it is an “investment adviser” to the Fund within the meaning of the Investment Company Act and the Advisers Act.

(e) The Sub-adviser represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1 under the Investment Company Act and will provide the Trust with any amendments to such Code.

5.	Books and Records.

(a) In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Sub-adviser hereby agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust copies of any such records upon the Trust’s request. The Sub-adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act the records required to be maintained by Rule 31a-1 under the Investment Company Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

(b) The Sub-adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

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6.	Proprietary and Confidential Information.

(a) The Sub-adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Fund, the Adviser and prior, present or potential shareholders of the Trust and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

(b) The Sub-adviser represents and warrants that neither it nor any affiliate will use the name of the Trust, the Fund, the Adviser or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Trust or the Adviser, as applicable.

7.	Compensation.

(a) In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-adviser a fee that is computed daily and paid monthly at the annual rate of 0.85% of the average daily net assets of the Fund (the “Fund Advisory Fee”).

(b) The Fund Advisory Fee for the period from the date of this Agreement becomes effective to the end of the month during which this Agreement becomes effective shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

(c) For the purpose of determining fees payable to the Sub-adviser, the value of the Fund’s net assets shall be computed at the time and in the manner specified in the Prospectus and/or the Statement of Additional Information.

(d) The Sub-adviser shall have no right to obtain compensation directly from the Fund or the Trust for services provided hereunder and agrees to look solely to the Adviser for payment of fees due.

8.	Costs and Expenses.

During the term of this Agreement, the Sub-adviser will pay all expenses incurred by it and its staff in connection with the performance of its services under this Agreement, including the payment of salaries of all officers and employees who are employed by it and the Trust.

9.	Standard of Care.

The Sub-adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Trust in connection with the matter to which

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this Agreement relates, except that the Sub-adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-adviser with respect to the receipt of compensation for services; provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-adviser against any liability to the Adviser or the Trust or to holders of the Trust’s shares representing interests in the Fund to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-adviser’s reckless disregard of its obligations and duties under this Agreement.

10.	Services to Other Companies or Accounts.

(a) It is understood that the services of the Sub-adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-adviser from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-adviser to perform its services under this Agreement.

(b) On occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Sub-adviser, the Sub-adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in a manner that is fair and equitable in the exercise of its fiduciary obligations to the Fund and to such other clients. The Sub-adviser shall provide to the Adviser and the Trust all information reasonably requested by the Adviser and the Trust relating to the decisions made by the Sub-adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Fund and the Sub-adviser’s other investment advisory clients.

(c) The Trust and the Adviser understand and acknowledge that the persons employed by the Sub-adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-adviser or any affiliate of the Sub-adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that those activities do not adversely affect the ability of the Sub-adviser to perform its services under this Agreement.

11.	Duration and Termination.

(a) This Agreement shall become effective on _______, 200_ or, if a later date, the date it is approved by shareholders of the Fund, and shall continue for two years from that date, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust’s Board of Trustees or (ii) a vote of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act), provided that the continuance is also approved by a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

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(b) Notwithstanding the foregoing, this Agreement may be terminated, without penalty (i) by the Adviser at any time, upon sixty (60) days’ written notice to the Sub-adviser and the Trust, (ii) at any time by vote of a majority of the Trust’s Trustees or by vote of the majority of the Fund’s outstanding voting securities, upon notice to the Adviser and the Sub-adviser, or (iii) by the Sub-adviser at any time upon sixty (60) days’ written notice to the Adviser and the Trust.

(c) This Agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act and in rules adopted under the Investment Company Act) by any party hereto.

(d) In the event of termination of this Agreement for any reason, all records relating to the Fund kept by the Sub-adviser shall promptly be returned to the Adviser or the Trust, free from any claim or retention of rights in such records by the Sub-adviser.

12.	Amendments.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in accordance with applicable law.

13.	Notices.

All communications hereunder shall be given (a) if to the Sub-adviser, to Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017 (Attention: Hal Liebes, Esq.), telephone: 212-326-5454, telecopy: 212-888-6773, and (b) if to the Adviser or the Trust, c/o GE Private Asset Management, Inc., 16501 Ventura Blvd, Suite 201, Encino, California 91436-2007 (Attention: _________), telephone: (            ) ___-____ (x__), telecopy: (            ) ___-____.

14.	Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the Investment Company Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect.

(c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(d) Nothing herein shall be construed as constituting the Sub-adviser as an agent of the Trust or the Adviser.

(e) This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

GE PRIVATE ASSET MANAGEMENT, INC.

By:
Name:
Title:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By:
Name:
Title:

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GE PRIVATE ASSET MANAGEMENT FUNDS

Notice of Special Meeting of Shareholders

GE Contra Fund, a Series of GE Private Asset Management Funds

To be held January 30, 2006

The undersigned shareholder of GE Contra Fund (the “Fund”), the only series of GE Private Asset Management Funds hereby appoints Regina M. Fink, Thomas Rose and Philip H. McKinley and each of them, as proxies of the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund, to be held on January 30, 2006, at 9:00 a.m. local time, at 16501 Ventura Boulevard, Suite 201, Encino, California 91436-2007, and at any adjournments and postponements thereof (the “Meeting”), to cast on behalf of the undersigned all votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

When shares are registered jointly in the names of two or more persons, ALL must sign. Signature(s) must correspond exactly with the name(s) shown. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give your full title.

Signature

Signature of joint owner, if any

Date	GEC_15894

The votes entitled to be cast will be cast as instructed below. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each proposal described in the Proxy Statement. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on December 5, 2005. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting, including, without limitation, all matters incident to the conduct of the Meeting.

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE GE CONTRA FUND.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

	FOR	AGAINST	ABSTAIN
Proposal 1: Approval of a new investment advisory agreement between GE Private Asset Management Funds, on behalf of the Fund, and GE Private Asset Management, Inc.	☐	☐	☐

Proposal 2: Approval of a new investment sub-advisory agreement between GE Private Asset Management, Inc. and Credit Suisse Asset Management, LLC.	☐	☐	☐

Proposal 3: Transact such other business as may properly come before the Meeting.

Please complete, sign, date and return this proxy promptly in the enclosed envelope. No postage is required if mailed in the United States. You may also authorize proxies to cast your vote by Internet at https://vote.proxy-direct.com (just follow the simple instructions once you have logged in) or by telephone by calling toll-free 1-866-241-6192.